UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 15, 2024
Post Holdings, Inc.
(Exact name of registrant as specified in its charter)

Missouri	001-35305	45-3355106
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2503 S. Hanley Road
St. Louis, Missouri 63144
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (314) 644-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	POST	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.
On February 15, 2024, Post Holdings, Inc. (the “Company”) announced that it provided conditional notice that it has elected to redeem its outstanding 5.75% senior notes due 2027 (the “2027 Notes”), having an aggregate outstanding principal amount of $459.3 million, in accordance with the terms of the Indenture dated as of February 14, 2017, by and among the Company, each of the guarantors party thereto and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, Trustee, as supplemented by the First Supplemental Indenture dated as of March 28, 2017, the Second Supplemental Indenture dated as of January 30, 2018, the Third Supplemental Indenture dated as of July 5, 2018, the Fourth Supplemental Indenture dated as of February 19, 2021, the Fifth Supplemental Indenture dated as of September 14, 2022 and the Sixth Supplemental Indenture dated as of May 19, 2023. The Company will redeem the 2027 Notes at 100.958% of the principal amount thereof, plus the accrued and unpaid interest to, but excluding, the redemption date (the “Redemption Amount”), which the Company anticipates will be March 1, 2024.
The Company’s redemption of the 2027 Notes is subject to the satisfaction or waiver, in its discretion, of the condition that the Company consummate financing in an amount that is sufficient to fund the Redemption Amount. As previously disclosed, on February 5, 2024, the Company priced $1,000.0 million in aggregate principal amount of 6.25% senior secured notes due 2032 (the “2032 Notes”) in a private offering that is expected to close on February 20, 2024. The Company plans to use a portion of the net proceeds from the 2032 Notes offering, together with a borrowing under the Company’s revolving credit facility and cash on hand, to fund the Redemption Amount.
A copy of the press release issued in connection with this announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated February 15, 2024
104	Cover Page Interactive Data File (the cover page iXBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 15, 2024	Post Holdings, Inc.
(Registrant)

	By:	/s/ Diedre J. Gray
	Name:	Diedre J. Gray
	Title:	EVP, General Counsel & Chief Administrative Officer, Secretary

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